UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2016

Date of reporting period :	December 1, 2015 — November 30, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Intermediate-Term Municipal Income Fund

Annual report
11 | 30 | 16

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PIMEX

Putnam
Intermediate-Term
Municipal Income Fund

Annual report
11 | 30 | 16

Message from the Trustees	1

About the fund	2

Interview with your fund’s portfolio manager	5

Your fund’s performance	9

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Important notice regarding Putnam’s privacy policy	16

Trustee approval of management contract	17

Financial statements	21

Federal tax information	47

About the Trustees	48

Officers	50

Consider these risks before investing: Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives may be taxable. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. You can lose money by investing in the fund.

Message from the Trustees

January 9, 2017

Dear Fellow Shareholder:

As investors around the world greet the new year, many might feel relieved at the prospect of moving beyond some of the more memorable financial market challenges of 2016. Last year’s dramatic political changes tested markets. Fortunately, in many cases market turbulence in the immediate aftermath of key events was followed by rebounds in performance and investor sentiment.

Of course, uncertainties and macroeconomic risks do not simply disappear with the close of the calendar year, especially given the significant change in conditions for the bond market and the potential for inflation. As such, we believe investors should welcome 2017 with a focus on time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. To help ensure that your portfolio is aligned with your individual goals, time horizon, and tolerance for risk, we also believe it is a good idea to speak regularly with your financial advisor.

In today’s environment, we favor the investment approach practiced at Putnam — active strategies based on fundamental research. Putnam portfolio managers, backed by a network of global analysts, bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended November 30, 2016, as well as an outlook for the coming months.

Thank you for investing with Putnam.

About the fund

Municipal bonds can play a key role in a tax-smart investment plan

Municipal bonds finance important public projects, such as schools, roads, and hospitals. The bonds are backed by the issuing city, town, or other government entity or by revenues collected from usage fees. However, unlike Treasuries and corporate bonds, the interest paid on municipal bonds is generally free from federal income taxes.

Putnam Intermediate-Term Municipal Income Fund offers an additional advantage — the flexibility to invest in municipal bonds issued by any state or local government in the country. The fund invests mainly in bonds that have intermediate-term maturities from 3 to 10 years and are investment grade in quality. Because an issuer's fiscal health can affect the prices of its bonds, this flexibility is a distinct advantage.

Putnam Intermediate-Term Municipal Income Fund offers an active, research-intensive investment approach.

Paul M. Drury, CFA
Portfolio Manager
Industry since 1989
At Putnam since 1989

Garrett L. Hamilton, CFA
Portfolio Manager
Industry since 2006
Joined Putnam 2016
(not pictured)

"We focus on sector and security selection in managing the fund, seeking municipal issuers that offer a stable to positive credit trajectory."

Municipal bonds' tax benefits can make their income even more attractive

INDEX-BASED YIELDS AS OF 11/30/16
(annual after-tax income generated by a hypothetical $100,000 investment)

Pretax yield
Taxable-equivalent yield
1.83% ($1,036)
3.28% ($1,856)
4.88% ($2,760)
Treasuries
Investment-grade corporates
Municipal bonds

Source: Putnam, as of 11/30/16. Past performance is no guarantee of future results. Yields for Treasuries, investment-grade corporates, and municipal bonds are represented by the average "yield to worst" — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg Barclays U.S. Treasury Index, the Bloomberg Barclays U.S. Credit Index, and the Bloomberg Barclays Municipal Bond Index, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable equivalent yield and annual after-tax income are based on a 43.40% federal income tax rate. This rate reflects the American Taxpayer Relief Act of 2012 and includes the 3.80% Medicare surtax.

Defaults in the municipal bond market have been a relative rarity

FIVE-YEAR AVERAGE CUMULATIVE DEFAULT RATES, ALL RATED SECURITIES

6.60%
0.08%
Municipal bonds
Corporate bonds

Source: Moody's, Annual U.S. Municipal Bond Defaults and Recoveries, 1986–2015 (May 2016). Most recent data available.

2 Intermediate-Term Municipal Income Fund
Intermediate-Term Municipal Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 9–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 11/30/16. See above and pages 9–12 for additional fund performance information. Index descriptions can be found on page 14.

4 Intermediate-Term Municipal Income Fund

Garrett L. Hamilton, CFA
Portfolio Manager

Garrett holds an M.S. in Investment Management from Boston University and a B.S. in International Business Administration from Southern New Hampshire University. He joined Putnam in 2016 and has been in the investment industry since 2006.

In addition to Garrett, your fund is managed by Paul M. Drury, CFA. Paul holds a B.A. from Suffolk University. He has been in the investment industry since he joined Putnam in 1989.

Garrett, how was the market environment for intermediate-term municipal bonds during the 12-month reporting period ended November 30, 2016?

The reporting period proved to be a tale of two markets for municipal bonds. Following in the footsteps of a strong rally in U.S. Treasury bonds, municipal bonds rallied into the summer months of 2016, supported by a flight to quality amid macroeconomic uncertainties and lower expectations for the Federal Reserve to raise interest rates. After moving sideways for much of July and August, municipal bond prices fell and their yields moved higher in September and October in response to slowing demand and record new-issue supply in October.

Following the U.S. presidential election, municipal bond prices declined further and their yields rose further, contributing to a steeper municipal bond yield curve. In our view, U.S. Treasuries and municipal bonds appeared to be pricing in President-elect Donald Trump’s pro-growth agenda, which many analysts believe could lead to improved growth, higher deficits, and possibly an uptick in inflation. We also believe the uncertainty around U.S. tax

Intermediate-Term Municipal Income Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 11/30/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 11/30/16. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6 Intermediate-Term Municipal Income Fund

policy changes was an additional headwind for the asset class post-election.

For the 12-month reporting period ended November 30, 2016, the Bloomberg Barclays 7-Year Municipal Bond Index [the fund’s benchmark index] returned –0.76%, underperforming the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index, which returned 0.32%. Against this backdrop, short-term municipal bonds outperformed intermediate-term municipal bonds and performed roughly in line with long-term municipal bonds.

How did the fund perform for the period?

For the 12 months ended November 30, 2016, the fund underperformed its benchmark index and its Lipper peer group average. The portfolio’s shorter average maturity and our bias toward higher-quality securities contributed to this result.

How would you characterize the supply/ demand picture at period - end?

With a record supply of municipal bonds coming to market in August, September, and October of 2016, the supply/demand [technical] backdrop for municipal bonds weakened —resulting in a weaker technical picture overall, in our view. October represented the largest issuance month on record. One factor contributing to the spike in issuance was the decision by many issuers to move up their municipal bond offerings ahead of the presidential election and a potential year-end interest-rate hike by the Fed. With issuance standing at $419 billion as of November 30, gross municipal bond issuance for 2016 totaled $446 billion and proved to be a record-setting year.

On the demand side, the municipal bond market experienced 54 weeks of consecutive inflows, a measure of investor interest, to the tune of approximately $53 billion, until mid-October, when the asset class saw small outflows. Outflows in the final two weeks of November were relatively significant, as investors moved into a more optimistic “risk-on” posture following the presidential election and transferred assets into more economically sensitive investments or higher-risk investments, such as stocks. Additionally, tax-policy concerns weighed on municipal bond market sentiment.

What was your investment approach in this environment?

We continued to manage the fund with an emphasis on high-quality intermediate-term municipal bonds with maturities on average of three to ten years. At period-end on November 30, the portfolio held more than 98% of its assets in investment-grade holdings with an emphasis on the lower subsectors of the investment-grade universe, namely securities rated A and BBB. This strategy modestly detracted from the fund’s performance when higher-risk, lower-quality municipal bonds were rallying. However, by period-end, we were seeing value in municipal bonds with A and BBB ratings given the selloff, especially when compared with lower-rated bonds.

During the reporting period, we added to the fund’s longer-maturity intermediate-term holdings. This strategy included maintaining a slightly higher cash position than many of the fund’s Lipper peers to help shelter it from price pressures, given the risk of interest rates moving higher. This strategy also gave us greater flexibility to act swiftly when timely investment opportunities presented themselves.

The portfolio’s shorter average maturity positioning was a modest detractor from relative performance. Municipal credit spreads [the difference in yield between higher- and lower-quality municipal bonds] widened in the final months of the period given the somewhat

Intermediate-Term Municipal Income Fund 7

negative market environment for fixed-income securities that resulted in U.S. Treasury yields moving higher.

Throughout the period, the fund remained weighted more toward essential service revenue bonds than toward general obligation bonds, which typically rely on the taxing power of state and local governments. Relative to its Lipper peer group, the portfolio’s sub-sector and sector overweights included continuing-care retirement communities and utilities.

What is your outlook as 2016 comes to a close?

With economic data improving — most notably the unemployment rate dropping to a nine-year low of 4.6% in November 2016 — and consumer and business confidence improving, the Fed raised its benchmark interest rate from 0.50% to 0.75% at its December meeting. The Fed added that with inflation expectations increasing and the labor market tightening, it projects three quarter-point increases in 2017. Yields on the one-year Treasury bond rose after the statement.

The technical picture for the municipal bond market may have weakened slightly, but we still view the asset class as fairly valued. With the markets anticipating issuance to taper off in December and early 2017, we expect that we may see technicals coming into more attractive balance near term. Fundamentals are generally sound, in our view, despite a handful of challenging situations in Puerto Rico, Illinois, and New Jersey. In addition, default rates remained low relative to other fixed-income markets at period-end. On a historical basis, the five-year cumulative default rate stands at 0.08%.

Under the incoming administration, we believe that tax reform is shaping up to be a centerpiece of a Trump presidency. While the tax exemption of municipal bonds may be called into question, a number of market analysts believe that the tax-exempt status of municipal bond income reinforces Trump’s infrastructure investment and job creation goals. In our view, tax-exempt municipal bonds have long been a vital and effective tool for financing public projects, such as roads, schools, and hospitals, as cash-strapped state and local governments have turned to the municipal bond market to fund these projects. We will be following the debate closely to see if tax reform actually materializes.

Thank you, Garrett, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

8 Intermediate-Term Municipal Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2016, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/16

				Annual
	Life of fund	Annual average	3 years	average	1 year

Class A (3/18/13)
Before sales charge	3.68%	0.98%	4.98%	1.63%	–1.28%

After sales charge	–0.46	–0.13	0.79	0.26	–5.23

Class B (3/18/13)
Before CDSC	1.53	0.41	3.22	1.06	–1.78

After CDSC	–1.45	–0.39	0.22	0.07	–6.66

Class C (3/18/13)
Before CDSC	0.88	0.24	2.75	0.91	–2.02

After CDSC	0.88	0.24	2.75	0.91	–3.00

Class M (3/18/13)
Before sales charge	2.85	0.76	4.41	1.45	–1.43

After sales charge	–0.50	–0.13	1.02	0.34	–4.64

Class Y (3/18/13)
Net asset value	4.64	1.23	5.78	1.89	–1.04

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Intermediate-Term Municipal Income Fund 9

Comparative index returns For periods ended 11/30/16

	Life of fund	Annual average	3 years	Annual average	1 year

Bloomberg Barclays
7-Year Municipal Bond
Index	6.96%	1.83%	7.86%	2.55%	–0.76%

Lipper Intermediate
Municipal Debt Funds
category average*	5.06	1.33	7.48	2.43	–0.46

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, and life-of-fund periods ended 11/30/16, there were 213, 196, and 189 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been $10,153 ($9,855 after contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would have been valued at $10,088 and no contingent deferred sales charge would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $9,950. A $10,000 investment in the fund’s class Y shares would have been valued at $10,464.

10 Intermediate-Term Municipal Income Fund

Fund price and distribution information For the 12-month period ended 11/30/16

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	12		12	12	12		12

Income[1]	$0.122996		$0.061045	$0.045630	$0.097147		$0.148884

Capital gains[2]	—		—	—	—		—

Total	$0.122996		$0.061045	$0.045630	$0.097147		$0.148884

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

11/30/15	$10.19	$10.61	$10.19	$10.19	$10.19	$10.53	$10.19

11/30/16	9.94	10.35	9.95	9.94	9.95	10.28	9.94

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value

Current dividend rate [3]	1.37%	1.32%	0.76%	0.61%	1.12%	1.08%	1.63%

Taxable equivalent [4]	2.42	2.33	1.34	1.08	1.98	1.91	2.88

Current 30-day SEC yield
(with expense limitation) [5,6]	N/A	1.04	0.50	0.33	N/A	0.80	1.34

Taxable equivalent [4]	N/A	1.84	0.88	0.58	N/A	1.41	2.37

Current 30-day SEC
yield (without expense
limitation) [6]	N/A	0.49	–0.07	–0.24	N/A	0.25	0.77

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 43.40% federal and state combined tax rate for 2016. Results for investors subject to lower tax rates would not be as advantageous.

5 For a portion of the period, the fund had expense limitations, without which returns would have been lower.

6 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Intermediate-Term Municipal Income Fund 11

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/16

				Annual
	Life of fund	Annual average	3 years	average	1 year

Class A (3/18/13)
Before sales charge	4.21%	1.10%	5.75%	1.88%	–1.16%

After sales charge	0.04	0.01	1.52	0.50	–5.12

Class B (3/18/13)
Before CDSC	1.90	0.50	3.87	1.27	–1.75

After CDSC	–1.10	–0.29	0.87	0.29	–6.64

Class C (3/18/13)
Before CDSC	1.33	0.35	3.40	1.12	–1.90

After CDSC	1.33	0.35	3.40	1.12	–2.88

Class M (3/18/13)
Before sales charge	3.24	0.85	4.96	1.63	–1.41

After sales charge	–0.11	–0.03	1.55	0.51	–4.61

Class Y (3/18/13)
Net asset value	5.19	1.35	6.55	2.14	–0.91

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Net expenses for the fiscal year ended
11/30/15*	0.85%	1.45%	1.60%	1.10%	0.60%

Total annual operating expenses for the fiscal
year ended 11/30/15	1.73%	2.33%	2.48%	1.98%	1.48%

Annualized expense ratio for the six-month
period ended 11/30/16†#	0.85%	1.45%	1.60%	1.10%	0.60%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 3/30/17.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

# Reflects a voluntary waiver of certain fund expenses.

12 Intermediate-Term Municipal Income Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 6/1/16 to 11/30/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000 *†	$4.18	$7.13	$7.86	$5.41	$2.95

Ending value (after expenses)	$967.50	$965.60	$963.90	$967.30	$968.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 11/30/16, use the following calculation method. To find the value of your investment on 6/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000 *†	$4.29	$7.31	$8.07	$5.55	$3.03

Ending value (after expenses)	$1,020.75	$1,017.75	$1,017.00	$1,019.50	$1,022.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/16. The expense ratio may differ for each share class.
† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Intermediate-Term Municipal Income Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays 7-Year Municipal Bond Index measures the performance of investment-grade issues with remaining maturities of seven to eight years.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14 Intermediate-Term Municipal Income Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2016, Putnam employees had approximately $451,000,000 and the Trustees had approximately $133,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Intermediate-Term Municipal Income Fund 15

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

16 Intermediate-Term Municipal Income Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2016, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to an additional request made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2016, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 24, 2016 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2016. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions

Intermediate-Term Municipal Income Fund 17

may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.) In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2015. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds had sufficiently low expenses that these expense limitations were not operative. However, in the case of your fund, the second of the expense limitations applied during its fiscal year ending in 2015. Putnam Management has agreed to maintain these expense limitations until at least March 30, 2018 and to reduce the contractual expense limitation on investor servicing fees and expenses from 32 basis points to 25 basis points effective September 1, 2016. In addition, effective through at least March 30, 2018, Putnam Management will waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.60% of its average net assets. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2015. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by

18 Intermediate-Term Municipal Income Fund

Broadridge as of December 31, 2015 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, sub-advised third-party mutual funds, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds, with generally strong results for the international equity, global sector and global asset allocation funds, but generally disappointing results for the U.S. and small-cap equity, Spectrum and fixed income funds. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on a

Intermediate-Term Municipal Income Fund 19

competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, which commenced operations on March 18, 2013, the Trustees considered that its class A share cumulative total return performance at net asset value was in the third quartile of its Lipper Inc. (“Lipper”) peer group (Lipper Intermediate Municipal Debt Funds) for the one-year period ended December 31, 2015 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds). Over the one-year period ended December 31, 2015, there were 215 funds in your fund’s Lipper peer group. Because your fund commenced operations on March 18, 2013, the Trustees considered that there had not been a sufficiently long period of time to allow for definitive conclusions about the fund’s performance. The Trustees did not find any evidence that would suggest a need for concern regarding the investment process for your fund. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

20 Intermediate-Term Municipal Income Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Intermediate-Term Municipal Income Fund 21

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Intermediate-Term Municipal Income Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of November 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period from March 18, 2013 (commencement of operations) through November 30, 2013. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Intermediate-Term Municipal Income Fund as of November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period from March 18, 2013 through November 30, 2013, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
January 9, 2017

22 Intermediate-Term Municipal Income Fund

The fund’s portfolio 11/30/16

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	FNMA Coll. Federal National Mortgage
AGM Assured Guaranty Municipal Corporation	Association Collateralized
AMBAC AMBAC Indemnity Corporation	G.O. Bonds General Obligation Bonds
BAM Build America Mutual	MTN Medium Term Notes
COP Certificates of Participation	NATL National Public Finance Guarantee Corp.
FGIC Financial Guaranty Insurance Company	PSFG Permanent School Fund Guaranteed
FHLMC Coll. Federal Home Loan Mortgage	Q-SBLF Qualified School Board Loan Fund
Corporation Collateralized	U.S. Govt. Coll. U.S. Government Collateralized

MUNICIPAL BONDS AND NOTES (90.9%)*	Rating**	Principal amount	Value

Arizona (5.7%)

AZ State COP, Ser. A, AGM, 5.25%, 10/1/20	AA	$50,000	$55,205

AZ State Hlth. Fac. Auth. Rev. Bonds (Banner Hlth.),
Ser. A, 5.00%, 1/1/17	AA–	50,000	50,147

AZ State Trans. Board Hwy. Rev. Bonds
(Maricopa Cnty.)
U.S. Govt. Coll., 5.00%, 7/1/24
(Prerefunded 7/1/20)	Aa1	70,000	77,972

4.25%, 7/1/19	Aa1	70,000	74,876

AZ State Wtr. Infrastructure Fin. Auth. Rev. Bonds
(Wtr. Quality), Ser. A, 5.00%, 10/1/24	Aaa	100,000	116,808

Central AZ State Wtr. Conservation Dist. Rev. Bonds
(Wtr. Delivery Operation & Maintenance (O&M)),
5.00%, 1/1/26	AA+	100,000	119,730

Gilbert, Sub. Lien Sales Tax Pledged Oblig. Rev.
Bonds, 5.00%, 7/1/25	AA+	100,000	117,410

Glendale, Indl. Dev. Auth. Rev. Bonds (Midwestern
U.), 5.25%, 5/15/21	A	75,000	83,892

Glendale, Indl. Dev. Auth. Sr. Living Fac. Rev. Bonds
(Royal Oaks Life Care Cmnty.), 4.00%, 5/15/24	A/F	100,000	106,626

Pima Cnty., Swr. Rev. Bonds, Ser. A, 5.00%, 7/1/20	AA	100,000	110,985

Salt River, Agricultural Impt. & Pwr. Dist. Elec. Syst.
Rev. Bonds, Ser. A, 5.00%, 12/1/22	Aa1	75,000	85,748

Scottsdale, Muni. Property Corp. Excise Tax Rev.
Bonds, 5.00%, 7/1/25	AAA	100,000	117,600

			1,116,999

California (14.3%)

ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds

(O’Connor Woods), 5.00%, 1/1/23	AA–	75,000	85,728

(Episcopal Sr. Cmntys.), 5.00%, 7/1/22	BBB+/F	50,000	55,122

Alameda, Corridor Trans. Auth. Rev. Bonds, Ser. A

5.00%, 10/1/24	A3	25,000	28,931

5.00%, 10/1/21	A3	25,000	28,320

CA Hlth. Fac. Fin. Auth. Rev. Bonds (Northern
CA Retired Officers), 5.00%, 1/1/20	AA–	100,000	109,836

CA Muni. Fin. Auth. COP (Cmnty. Hosp. Central CA),
5.00%, 2/1/18	A–	50,000	50,277

CA State G.O. Bonds, 5.00%, 9/1/19	Aa3	150,000	164,033

Intermediate-Term Municipal Income Fund 23

MUNICIPAL BONDS AND NOTES (90.9%)* cont.	Rating**	Principal amount	Value

California cont.

CA State Edl. Fac. Auth. Rev. Bonds (Loyola-
Marymount U.), Ser. A

5.00%, 10/1/17	A2	$40,000	$41,276

4.00%, 10/1/20	A2	60,000	63,615

CA State Poll. Control Fin. Auth. Solid Waste Disp.
144A Mandatory Put Bonds (2/1/2017) (Republic
Svcs., Inc.), Ser. A, 0.90%, 8/1/23	A–2	200,000	199,966

CA State Pub. Wks. Board Rev. Bonds

(Judicial Council Projects), Ser. A, 5.00%, 3/1/20	A1	100,000	109,889

(Regents U.), Ser. C, FNMA Coll., FHLMC Coll., NATL,
4.00%, 9/1/20 (Escrowed to maturity)	Aaa	30,000	32,477

CA Statewide Cmnty. Dev. Auth. Mandatory
Put Bonds (4/1/20) (Southern CA Edison Co.),
1.90%, 4/1/28	Aa3	100,000	98,948

CA Statewide Cmnty. Dev. Auth. Rev. Bonds (Sutter
Hlth.), Ser. A, 5.00%, 8/15/22	Aa3	100,000	111,575

Corona-Norco, School Dist. Pub. Fin. Auth. Special
Tax Bonds, Ser. A, 4.00%, 9/1/17	A–	25,000	25,581

Golden State Tobacco Securitization Corp. Rev.
Bonds, Ser. A

5.00%, 6/1/21	A1	100,000	112,315

5.00%, 6/1/20	A1	150,000	165,572

Los Angeles Cnty., Redev. Auth. Tax Alloc. Bonds
(Various Redev. Areas), Ser. D, AGM, 5.00%, 9/1/28	AA	100,000	112,506

Los Angeles, Dept. of Arpt. Rev. Bonds, Ser. A,
5.00%, 5/15/25	AA	100,000	116,115

Los Angeles, Unified School Dist. G.O. Bonds, Ser. I,
5.00%, 7/1/20	Aa2	75,000	81,638

Modesto, Irrigation Dist. Elec. Rev. Bonds, Ser. A,
5.00%, 7/1/23	A+	25,000	29,095

Oakland, Alameda Cnty. Unified School Dist. G.O.
Bonds (Election of 2012), 5.50%, 8/1/23	Aa3	75,000	87,357

Orange Cnty., Trans. Auth Toll Road Rev. Bonds
(91 Express Lane), 5.00%, 8/15/29	AA–	100,000	114,259

Sacramento, Muni. Util. Dist. Rev. Bonds, Ser. D,
5.00%, 8/15/28	Aa3	200,000	242,502

Sacramento, Muni. Util. Dist. Fin. Auth. Rev. Bonds,
5.00%, 7/1/30	AA–	100,000	115,098

San Diego Cnty., Regl. Arpt. Auth. Rev. Bonds, Ser. B,
5.00%, 7/1/22	A2	50,000	55,511

Sweetwater, G.O. Bonds, Ser. C, AGM, zero %, 8/1/20	AA	50,000	46,442

Turlock, Irrigation Dist. Rev. Bonds, 5.00%, 1/1/23	A+	40,000	44,504

Western CA, Muni. Wtr. Dist. Fac. Auth. Mandatory
Put Bonds (10/1/20) , Ser. A, 1.50%, 10/1/39	AA+	300,000	298,209

			2,826,697

Colorado (1.7%)

CO State Hlth. Fac. Auth. Rev. Bonds (Evangelical
Lutheran Good Samaritan Society Oblig. Group
(The)), 5.00%, 12/1/22	Baa1	75,000	82,102

Denver City & Cnty., Arpt. Rev. Bonds, Ser. A

5.50%, 11/15/19	A1	70,000	77,650

5.00%, 11/15/20	A1	30,000	33,433

24 Intermediate-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (90.9%)* cont.	Rating**	Principal amount	Value

Colorado cont.

E-470 CO Pub. Hwy. Auth. Rev. Bonds, Ser. A1, NATL,
5.25%, 9/1/18	AA–	$80,000	$84,758

Park Creek, Metro. Dist. Tax Allocation Bond (Sr. Ltd.
Property Tax Supported), Ser. A, 5.00%, 12/1/25	BBB/F	50,000	55,946

			333,889

Connecticut (1.4%)

CT State Hlth. & Edl. Fac. Auth. 144A Rev.
Bonds (Church Home of Hartford, Inc.), Ser. B2,
2.875%, 9/1/20	BB/F	100,000	98,030

CT State Special Tax Oblig. Rev. Bonds (Trans.
Infrastructure), Ser. B , 5.00%, 8/1/25	AA	150,000	173,210

			271,240

District of Columbia (1.1%)

DC, G.O. Bonds, Ser. A, 5.00%, 6/1/34	Aa1	200,000	226,808

			226,808

Florida (3.2%)

Broward Cnty., Arpt. Syst. Rev. Bonds, Ser. P-2,
5.00%, 10/1/23	A1	40,000	45,108

Broward Cnty., Arpt. Syst. Rev. Bonds , Ser. A ,
5.00%, 10/1/25	A1	100,000	112,997

Escambia Cnty., Hlth. Fac. Auth. Rev. Bonds (Baptist
Hosp., Inc.), 5.00%, 8/15/18	A3	100,000	105,971

FL State Auth. Utility Rev. Bonds (Golden Gate Util.),
AGM, 5.00%, 7/1/22	AA	75,000	85,196

FL State Board of Ed. G.O. Bonds, Ser. B,
5.00%, 6/1/21	AAA	25,000	27,631

FL State Muni. Pwr. Agcy. Rev. Bonds (All
Requirements Pwr.), Ser. A, 5.25%, 10/1/19	A2	50,000	54,739

Jea, Rev. Bonds, Ser. B, 4.00%, 10/1/22	Aa3	25,000	26,516

Miami-Dade Cnty., Expressway Auth. Toll Syst. Rev.
Bonds, Ser. A, 5.00%, 7/1/22	A2	50,000	57,275

Orange Cnty., Rev. Bonds, Ser. C, 5.00%, 1/1/24	Aa2	55,000	64,445

South Broward, Hosp. Dist. Rev. Bonds (South
Broward Hosp. Dist.), 4.75%, 5/1/22	AA	40,000	40,564

			620,442

Hawaii (0.4%)

Honolulu City & Cnty., G.O. Bonds

Ser. B, 5.00%, 11/1/22	Aa1	25,000	28,916

Ser. F, 5.00%, 9/1/17	Aa1	50,000	51,510

			80,426

Illinois (6.6%)

Chicago, G.O. Bonds, Ser. A, 4.00%, 1/1/24	BBB+	75,000	69,602

Chicago, O’Hare Intl. Arpt. Rev. Bonds

Ser. C, 5.25%, 1/1/27	A2	100,000	108,641

Ser. C, 5.00%, 1/1/23	A	100,000	111,495

Ser. A, 5.00%, 1/1/22	A2	75,000	83,124

Chicago, Waste Wtr. Transmission Rev. Bonds

NATL, 5.50%, 1/1/17	AA–	75,000	75,237

Ser. C, 5.00%, 1/1/26	A	50,000	55,345

Chicago, Wtr. Reclamation Dist. G.O. Bonds

5.00%, 12/1/35 (Prerefunded 12/1/16)	AA+	70,000	70,000

Intermediate-Term Municipal Income Fund 25

MUNICIPAL BONDS AND NOTES (90.9%)* cont.	Rating**	Principal amount	Value

Illinois cont.

Chicago, Wtr. Reclamation Dist. G.O. Bonds

Ser. A, 5.00%, 12/1/21	AA+	$25,000	$28,139

Ser. B, 5.00%, 12/1/21	AA+	75,000	84,418

Chicago, Wtr. Wks Rev. Bonds, 5.00%, 11/1/30	A	100,000	109,912

IL State G.O. Bonds

5.00%, 2/1/26	Baa2	100,000	102,955

5.00%, 7/1/23	Baa2	50,000	52,188

IL State Fin. Auth. Rev. Bonds

(Presbyterian Homes Oblig. Group), Ser. A,
5.00%, 11/1/31	A–/F	100,000	110,173

(Riverside Hlth. Syst.), 5.00%, 11/15/22	A+	45,000	51,178

IL State Toll Hwy. Auth. Rev. Bonds, Ser. D,
5.00%, 1/1/24	Aa3	100,000	115,411

Railsplitter, Tobacco Settlement Auth. Rev. Bonds

5.25%, 6/1/21	A	20,000	22,268

5.25%, 6/1/20	A	50,000	54,848

			1,304,934

Indiana (0.6%)

Whiting, Env. Fac. Mandatory Put Bonds (11/1/22)
(BP Products North America, Inc.), 5.00%, 11/1/45	A2	100,000	112,127

			112,127

Maryland (1.6%)

Anne Arundel Cnty., G.O. Bonds (Cons. Gen. Impt.),
5.00%, 4/1/25	AAA	150,000	178,137

MD Econ. Dev. Corp. Poll. Control Rev. Bonds
(Potomac Electric Power Co.), 6.20%, 9/1/22	A2	30,000	32,890

MD State G.O. Bonds (1st Local Fac. Loan), Ser. C,
5.00%, 8/1/21	Aaa	100,000	113,891

			324,918

Massachusetts (2.8%)

MA State Clean Energy Cooperative Corp. Rev.
Bonds (Muni. Ltg. Plant Coop.), 5.00%, 7/1/26	A1	100,000	114,998

MA State Dev. Fin. Agcy. Rev. Bonds

(Caregroup), Ser. I, 5.00%, 7/1/37	A3	50,000	54,902

(MCPHS U.), Ser. H, 5.00%, 7/1/24	AA	25,000	29,174

(MA College Pharmacy Allied), Ser. E, AGM, 5.00%,
7/1/17 (Escrowed to maturity)	AA	25,000	25,576

(MA College of Pharmacy & Allied Hlth. Science),
4.00%, 7/1/22	AA	60,000	65,634

MA State Hlth. & Edl. Fac. Auth. Rev. Bonds (Partners
Hlth. Care Syst.)

Ser. J-2, 4.25%, 7/1/17	Aa3	50,000	50,934

4.00%, 7/1/19	Aa3	15,000	15,939

MA State Port Auth. Rev. Bonds, Ser. B, 5.00%, 7/1/17	Aa2	75,000	76,751

MA State School Bldg. Auth. Sales Tax Rev. Bonds,
Ser. B, 5.00%, 10/15/17	AA+	65,000	67,246

MA State Tpk. Auth. Rev. Bonds, Ser. A, FGIC, 5.125%,
1/1/23 (Escrowed to maturity)	Aaa	50,000	57,338

			558,492

26 Intermediate-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (90.9%)* cont.	Rating**	Principal amount	Value

Michigan (5.3%)

Great Lakes, Wtr. Auth. Swr. Rev. Bonds (Brazos
Presbyterian Homes, Inc.), Ser. C, 5.00%, 7/1/36	Baa1	$60,000	$63,993

Kentwood, Pub. School G.O. Bonds (School Bldg. &
Site), 5.00%, 5/1/24	AA–	100,000	113,759

Lansing, Board of Wtr. & Ltg. Util. Syst. Rev.
Bonds, Ser. A

4.00%, 7/1/19	Aa3	50,000	52,947

4.00%, 7/1/18	Aa3	50,000	52,166

MI State Rev. Bonds

AGM, 5.50%, 11/1/20	AA+	50,000	56,865

(GANs Program), 5.00%, 3/15/26	AA	100,000	115,300

MI State Fin. Auth. Rev. Bonds

(Local Govt. Loan Program — Detroit Wtr. & Swr.
Dept. (DWSD)), Ser. C, 5.00%, 7/1/26	Baa1	50,000	55,865

(Henry Ford Hlth. Syst.), 5.00%, 11/15/22	A	100,000	113,021

MI State Hosp. Fin. Auth. Mandatory Put Bonds
(4/1/20) (Ascension Hlth.), 1.95%, 11/15/47	AA+	75,000	74,521

MI State Hosp. Fin. Auth. Rev. Bonds (Henry Ford
Hlth. Syst.), 5.00%, 11/15/19 (Escrowed to maturity)	A	65,000	71,213

Rochester, Cmnty. School Dist. G.O. Bonds, Ser. I,
5.00%, 5/1/25	AA–	100,000	116,211

Troy, City School Dist. Bldg. & Site G.O. Bonds,
Q-SBLF, 5.00%, 5/1/22	AA	100,000	113,159

Wayne Cnty., Arpt. Auth. Rev. Bonds (Detroit Metro.
Arpt.), Ser. C, 5.00%, 12/1/17	A2	35,000	36,275

			1,035,295

Minnesota (3.2%)

Deephaven, Charter School Lease Rev. Bonds (Eagle
Ridge Academy), Ser. A, 4.40%, 7/1/25	BB+	50,000	50,247

Jordan, School Bldg. G.O. Bonds (Dist. No. 717),
Ser. A, 4.00%, 2/1/25	Aa2	90,000	97,016

Maple Grove, Hlth. Care Syst. Rev. Bonds (Maple
Grove Hosp. Corp.), 5.00%, 5/1/21	Baa1	75,000	75,921

Minneapolis & St. Paul, Metro. Arpt.
Comm. Rev. Bonds

5.00%, 1/1/20	A+	20,000	21,955

Ser. C, 3.00%, 1/1/17	A+	20,000	20,032

MN State Muni. Pwr. Agcy. Elec. Rev. Bonds,
5.00%, 10/1/23	A2	75,000	86,843

MN State Pub. Fac. Auth. Rev. Bonds (Clean &
Drinking Wtr. Revolving Fund), Ser. A, 5.00%, 3/1/23	Aaa	150,000	175,022

Western MN, Muni. Pwr. Agcy. Rev. Bonds, Ser. A,
4.00%, 1/1/19	Aa3	100,000	105,186

			632,222

Mississippi (0.6%)

MS State G.O. Bonds, Ser. H, 4.00%, 12/1/21	Aa2	100,000	109,451

			109,451

Missouri (0.6%)

Cape Girardeau Cnty., Indl. Dev. Auth. Hlth. Care
Fac. Rev. Bonds (St. Francis Med. Ctr.), Ser. A,
5.00%, 6/1/19	A+	100,000	108,034

			108,034

Intermediate-Term Municipal Income Fund 27

MUNICIPAL BONDS AND NOTES (90.9%)* cont.	Rating**	Principal amount	Value

Nebraska (0.4%)

NE State Pub. Pwr. Dist. Rev. Bonds, Ser. A,
5.00%, 1/1/19	A1	$75,000	$80,256

			80,256

Nevada (0.4%)

Las Vegas, Special Assmt. Bonds (Dist. No. 607
Local Impt.), 5.00%, 6/1/24	BBB–/P	20,000	21,511

NV State G.O. Bonds, 5.00%, 8/1/20	Aa2	55,000	61,261

			82,772

Nevada (1.1%)

Clark Cnty., School Dist. G.O. Bonds, Ser. F, MTN,
5.00%, 6/15/22 ##	AA–	200,000	224,764

			224,764

New Hampshire (0.1%)

NH State Bus. Fin. Auth. Rev. Bonds (Elliot Hosp.
Oblig. Group), Ser. A, 5.25%, 10/1/19 (Escrowed
to maturity)	Baa1	25,000	27,508

			27,508

New Jersey (4.9%)

Burlington Cnty., Bridge Comm. Econ. Dev. Rev.
Bonds, 5.00%, 10/1/22	Aa2	100,000	115,338

NJ State G.O. Bonds, Ser. Q, 5.00%, 8/15/21	A2	65,000	71,860

NJ State Econ. Dev. Auth. Rev. Bonds (School Fac.
Construction), Ser. K, AMBAC, 5.50%, 12/15/19	A3	145,000	157,034

NJ State Edl. Fac. Auth. Rev. Bonds

(Montclair St. U.), Ser. J, NATL, 5.25%, 7/1/17	A1	50,000	51,195

(Montclair State U.), Ser. B, 5.00%, 7/1/34	A1	100,000	110,481

NJ State Hlth. Care Fac. Fin. Auth. Rev. Bonds

(U. Hosp.), Ser. A, AGM, 5.00%, 7/1/25	AA	100,000	113,479

5.00%, 9/15/23	A3	75,000	80,933

(Holy Name Med. Ctr.), 4.50%, 7/1/20	Baa2	25,000	26,938

(Hackensack U. Med. Ctr.), 4.50%, 1/1/17	A+	25,000	25,059

(St. Barnabas Hlth.), Ser. A, 4.375%, 7/1/20
(Escrowed to maturity)	A1	15,000	16,358

(Holy Name Med. Ctr.), 4.25%, 7/1/18	Baa2	60,000	62,420

NJ State Tpk. Auth. Rev. Bonds, Ser. A, 5.00%, 1/1/21	A+	100,000	111,054

NJ State Trans. Trust Fund Auth. Rev. Bonds (Trans.
Syst.), Ser. A, 5.00%, 6/15/20	A3	25,000	26,645

			968,794

New Mexico (0.5%)

Farmington, Poll. Control Mandatory Put Bonds
(10/1/21) (Public Svcs. Co. of NM), 1.875%, 4/1/33	BBB+	100,000	96,072

			96,072

New York (7.0%)

Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds,
Ser. B, 4.00%, 9/1/18	A3	100,000	104,608

New York, G.O. Bonds, Ser. C-1, U.S. Govt. Coll.,
5.00%, 10/1/18 (Prerefunded 10/1/17)	Aa2	25,000	25,814

Niagara Area Dev. Corp. Rev. Bonds (Niagra U.),
Ser. A, 5.00%, 5/1/18	BBB+	100,000	104,107

NY City, G.O. Bonds, Ser. H, 4.00%, 3/1/23	Aa2	95,000	103,987

28 Intermediate-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (90.9%)* cont.	Rating**	Principal amount	Value

New York cont.

NY City, Transitional Fin. Auth. Rev. Bonds, Ser. B-1,
5.00%, 11/1/23	AAA	$150,000	$175,302

NY State Dorm. Auth. Rev. Bonds (Mount Sinai
Hosp.), Ser. A, 4.00%, 7/1/20	A3	25,000	26,805

NY State Dorm. Auth. Non-State Supported Debt
Rev. Bonds (Fordham U.), 5.00%, 7/1/17	A2	30,000	30,697

NY State Dorm. Auth. Personal Income
Tax Rev. Bonds

Ser. A, 5.00%, 3/15/24	AAA	100,000	117,045

(Hlth. Care), Ser. A, 5.00%, 3/15/21
(Prerefunded 3/15/19)	AAA	100,000	108,064

NY State Hsg. Fin. Agcy. Rev. Bonds (Affordable Hsg.),
Ser. AA, 3.80%, 5/1/20	Aa2	50,000	52,401

NY State Thruway Auth. Rev. Bonds (Second
Generation Hwy. & Bridge Trust Fund), Ser. B

5.00%, 4/1/21	AA	55,000	58,745

FHLMC Coll., U.S. Govt. Coll., 5.00%, 4/1/21
(Prerefunded 10/1/18)	AAA/P	45,000	47,997

NY State Urban Dev. Corp. Rev. Bonds

(State Personal Income Tax), Ser. A-2, NATL,
5.50%, 3/15/21	AAA	125,000	143,124

Ser. B, 5.00%, 1/1/18	AA	25,000	26,053

Port Auth. of NY & NJ Rev. Bonds, 5.00%, 7/15/24	Aa3	100,000	106,160

Tobacco Settlement Fin. Auth. Rev. Bonds, Ser. A,
5.00%, 6/1/17	AA	25,000	25,500

Triborough, Bridge & Tunnel Auth. Rev. Bonds,
Ser. B, 5.00%, 11/15/23	Aa3	60,000	69,566

Westchester Cnty., Indl Dev. Agcy. Civic Fac. Rev.
Bonds (Kendal on Hudson), 4.00%, 1/1/23	BBB/F	50,000	51,744

			1,377,719

North Carolina (0.3%)

NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds,
6.00%, 1/1/22 (Escrowed to maturity)	AA	50,000	59,654

			59,654

Ohio (3.9%)

American Muni. Pwr., Inc. Rev. Bonds (Hydroelectric
Pwr. Plant), Ser. A, 5.00%, 2/15/24	A2	70,000	80,956

Columbus, Swr. Rev. Bonds, 5.00%, 6/1/24	Aa1	100,000	117,724

Hamilton Cnty., Hlth. Care Rev. Bonds (Life Enriching
Cmntys.), 4.00%, 1/1/21	BBB	50,000	51,708

Lake Cnty., Hosp. Fac. Rev. Bonds (Lake Hosp. Syst.,
Inc.), Ser. C, 5.00%, 8/15/18	A3	50,000	53,029

Lorain Cnty., Port Auth. Econ. Dev. Facs. Rev. Bonds
(Kendal at Oberlin), 5.00%, 11/15/23	A–	50,000	56,729

OH State G.O. Bonds (Higher Ed.), Ser. A

5.00%, 8/1/22	Aa1	50,000	57,636

5.00%, 2/1/22 (Prerefunded 8/1/21)	Aa1	25,000	28,342

OH State Hosp. Rev. Bonds (U. Hosp. Hlth. Syst.),
Ser. A, 5.00%, 1/15/31	A2	100,000	109,730

OH State Tpk. Comm. Rev. Bonds, 5.00%, 2/15/27	A1	100,000	112,852

Warren Cnty., Hlth. Care Fac. Rev. Bonds (Otterbein
Homes), Ser. A, 5.00%, 7/1/40	A	100,000	105,202

			773,908

Intermediate-Term Municipal Income Fund 29

MUNICIPAL BONDS AND NOTES (90.9%)* cont.	Rating**	Principal amount	Value

Oregon (0.5%)

Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
(Terwilliger Plaza, Inc.), 5.00%, 12/1/36	BBB/F	$50,000	$52,693

Yamhill Cnty., G.O. Bonds (McMinnville-School Dist.
#40), AGM, 5.00%, 6/15/26 (Prerefunded 6/15/17)	Aa1	50,000	51,069

			103,762

Pennsylvania (8.9%)

Allegheny Cnty., G.O. Bonds, Ser. C76,
5.00%, 11/1/41	AA–	50,000	54,870

Cap. Region Wtr. Rev. Bonds, Ser. A, 5.00%, 7/15/18	A+	100,000	105,780

Chester Cnty., G.O. Bonds, 5.00%, 7/15/22	Aaa	200,000	231,232

Chester Cnty., Indl. Dev. Auth. Student Hsg. Rev.
Bonds (U. Student Housing, LLC), 3.00%, 8/1/19	Baa3	100,000	99,618

Cumberland Cnty., Muni. Auth. Rev. Bonds

(Diakon Lutheran Social Ministries), 5.00%, 1/1/32	BBB+/F	100,000	105,671

(Dickinson College), 5.00%, 11/1/18	A+	25,000	26,277

East Hempfield Twp., Indl. Dev. Auth. Rev.
Bonds (Millersville U. Student Hsg. & Svcs., Inc.),
5.00%, 7/1/30	Baa3	40,000	43,202

Erie, Higher Ed. Bldg. Auth. Rev. Bonds (Gannon U.),
3.00%, 5/1/17	BBB+	40,000	40,270

Gen. Auth. of South Central Rev. Bonds (York College
of PA), 4.00%, 11/1/19	A–	30,000	31,434

Lycoming Cnty., Auth. Hlth. Syst. Rev. Bonds
(Susquehanna Hlth. Syst.), Ser. A

5.10%, 7/1/20	A+	25,000	26,999

5.00%, 7/1/18	A+	25,000	26,411

Northampton Cnty., Hosp. Auth. Rev. Bonds, Ser. A,
5.00%, 8/15/20	A3	25,000	27,423

PA State G.O. Bonds, Ser. 2, 5.00%, 2/15/22	Aa3	30,000	32,197

PA State Higher Edl. Fac. Auth. Rev. Bonds (U. of PA),
Ser. A, U.S. Govt. Coll., 5.00%, 9/1/19 (Escrowed
to maturity)	Aa1	100,000	109,101

PA State Hsg. Fin. Agcy. Rev. Bonds, Ser. 115A,
3.35%, 10/1/23	AA+	100,000	101,080

PA State Pub. School Bldg. Auth. Rev.
Bonds (Northampton Cnty. Area Cmnty.
College Foundation)

5.25%, 3/1/20	A1	25,000	27,428

Ser. A, BAM, 5.00%, 6/15/28	AA	50,000	56,526

PA State Tpk. Comm. Rev. Bonds, Ser. B,
5.00%, 12/1/25	A1	100,000	116,168

PA State U. Rev. Bonds, Ser. A, 5.00%, 9/1/36	Aa1	135,000	153,734

Philadelphia, Auth for Indl. Dev. City Agreement Rev.
Bonds (Cultural & Coml. Corridors Program), Ser. A,
5.00%, 12/1/23	A+	100,000	112,190

Philadelphia, Gas Wks. Rev. Bonds

(98 Gen. Ordinance), Ser. 14, 5.00%, 10/1/22	A	100,000	111,968

Ser. 9, AGM, 5.00%, 8/1/22	AA	55,000	60,664

West Shore Area Auth. Rev. Bonds (Messiah Village
Lifeways Oblig. Group), Ser. A, 5.00%, 7/1/25	BBB–/F	50,000	53,974

			1,754,217

30 Intermediate-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (90.9%)* cont.	Rating**	Principal amount	Value

Rhode Island (0.6%)

RI Hlth. & Edl. Bldg. Corp. Rev. Bonds (Lifespan
Oblig. Group-Hosp. Fin.), 5.00%, 5/15/26	BBB+	$100,000	$112,831

			112,831

Texas (7.8%)

Arlington, Higher Ed. Fin. Corp. Rev. Bonds (Life
School of Dallas), Ser. A, PSFG, 5.00%, 8/15/26	AAA	100,000	114,311

Brazos, Harbor Indl. Dev. Corp. Env. Fac. Mandatory
Put Bonds (5/1/28) (Dow Chemical), 5.90%, 5/1/38	BBB	75,000	78,360

Crowley, Indpt. School Dist. G.O. Bonds, PSFG,
5.00%, 8/1/19	Aaa	75,000	81,725

Cypress-Fairbanks, Indpt. School Dist. G.O. Bonds,
PSFG, 4.25%, 2/15/21	Aaa	100,000	100,664

Dallas, Mandatory Put Bonds (2/15/21) (Indpt.
School Dist.), Ser. B-5, PSFG, 5.00%, 2/15/36	Aaa	150,000	166,736

Midland, Indpt. School Dist. G.O. Bonds, PSFG,
5.00%, 2/15/18	Aaa	80,000	83,564

North East TX, Regl. Mobility Auth. Rev. Bonds,
5.00%, 1/1/41	Baa2	150,000	158,739

North TX, Tollway Auth. Rev. Bonds, Ser. A,
5.00%, 1/1/39	A1	100,000	110,019

SA Energy Acquisition Pub. Fac. Corp. Rev. Bonds
(Gas Supply), 5.50%, 8/1/25	A3	100,000	112,828

Tomball, Indep. School Dist. G.O. Bonds, PSFG,
5.00%, 2/15/25	AAA	100,000	118,498

TX A&M U. Board of Regents Rev. Bonds, Ser. B,
4.00%, 5/15/24	Aaa	100,000	110,443

TX State Trans. Comm. Rev. Bonds (1st Tier), Ser. A,
5.00%, 4/1/25	Aaa	100,000	117,434

TX State Wtr. Dev. Board Rev. Bonds, Ser. A,
5.00%, 10/15/25	AAA	150,000	178,586

			1,531,907

Vermont (0.7%)

VT State Edl. & Hlth. Bldg. Fin. Agcy. Rev. Bonds
(U. of VT Med. Ctr. (UVM)), Ser. A, 5.00%, 12/1/25	A3	125,000	144,356

			144,356

Virginia (1.5%)

Chesterfield Cnty., Econ. Dev. Auth. Poll. Control
Rev. Bonds (VA Elec. & Pwr.), Ser. A, 5.00%, 5/1/23	A2	60,000	64,279

VA State G.O. Bonds, Ser. B, 5.00%, 6/1/26	Aaa	200,000	240,060

			304,339

Washington (2.8%)

Energy Northwest Elec. Rev. Bonds (Bonneville Pwr.
Administration (BPA)), Ser. A, 5.00%, 7/1/21	Aa1	100,000	113,372

King Cnty., Wtr & Swr. Rev. Bonds, Ser. B,
5.00%, 1/1/25	AA+	100,000	116,605

Seattle, Light & Pwr. Rev. Bonds, Ser. A,
5.00%, 2/1/26	Aa2	100,000	111,564

WA State G.O. Bonds, Ser. C, 4.00%, 2/1/19	Aa1	150,000	158,087

WA State Hlth. Care Fac. Auth. Rev. Bonds (Swedish
Hlth. Svcs.), Ser. A, 4.00%, 11/15/18 (Escrowed
to maturity)	AAA/F	40,000	42,083

			541,711

Intermediate-Term Municipal Income Fund 31

MUNICIPAL BONDS AND NOTES (90.9%)* cont.	Rating**	Principal amount	Value

Wisconsin (0.4%)

WI State Dept. of Trans. Rev. Bonds, Ser. 1,
5.00%, 7/1/29	AA+	$75,000	$84,446

			84,446

TOTAL INVESTMENTS

Total investments (cost $18,160,890)			$17,930,990

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2015 through November 30, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $19,723,938.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. For further details regarding security ratings, please see the Statement of Additional Information.

## Forward commitment, in part or in entirety (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates. The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Utilities	19.0%
Local debt	13.8
Health care	13.1
State debt	10.9
Transportation	10.7

32 Intermediate-Term Municipal Income Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$17,930,990	$—

Totals by level	$—	$17,930,990	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

Intermediate-Term Municipal Income Fund 33

Statement of assets and liabilities 11/30/16

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $18,160,890)	$17,930,990

Cash	1,818,781

Interest and other receivables	231,886

Receivable for shares of the fund sold	32,769

Receivable from Manager (Note 2)	12,059

Prepaid assets	13,056

Total assets	20,039,541

LIABILITIES

Payable for purchases of delayed delivery securities (Note 1)	228,208

Payable for shares of the fund repurchased	13,580

Payable for custodian fees (Note 2)	2,934

Payable for investor servicing fees (Note 2)	1,972

Payable for Trustee compensation and expenses (Note 2)	858

Payable for administrative services (Note 2)	72

Payable for distribution fees (Note 2)	8,093

Payable for auditing and tax fees	38,185

Distributions payable to shareholders	10,795

Other accrued expenses	10,906

Total liabilities	315,603

Net assets	$19,723,938

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$19,989,370

Distributions in excess of net investment income (Note 1)	(98)

Accumulated net realized loss on investments (Note 1)	(35,434)

Net unrealized depreciation of investments	(229,900)

Total — Representing net assets applicable to capital shares outstanding	$19,723,938

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($18,306,143 divided by 1,841,030 shares)	$9.94

Offering price per class A share (100/96.00 of $9.94)*	$10.35

Net asset value and offering price per class B share ($49,928 divided by 5,020 shares)**	$9.95

Net asset value and offering price per class C share ($528,608 divided by 53,155 shares)**	$9.94

Net asset value and redemption price per class M share ($22,738 divided by 2,286 shares)	$9.95

Offering price per class M share (100/96.75 of $9.95)†	$10.28

Net asset value, offering price and redemption price per class Y share
($816,521 divided by 82,136 shares)	$9.94

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

34 Intermediate-Term Municipal Income Fund

Statement of operations Year ended 11/30/16

INVESTMENT INCOME

Interest income	$383,666

Total investment income	383,666

EXPENSES

Compensation of Manager (Note 2)	82,037

Investor servicing fees (Note 2)	12,238

Custodian fees (Note 2)	6,726

Trustee compensation and expenses (Note 2)	1,135

Distribution fees (Note 2)	50,199

Administrative services (Note 2)	531

Reports to shareholders	16,513

Auditing and tax fees	45,191

Blue sky expense	62,748

Other	3,674

Fees waived and reimbursed by Manager (Note 2)	(117,516)

Total expenses	163,476

Expense reduction (Note 2)	(1,191)

Net expenses	162,285

Net investment income	221,381

Net realized loss on investments (Notes 1 and 3)	(29,319)

Net unrealized depreciation of investments during the year	(495,767)

Net loss on investments	(525,086)

Net decrease in net assets resulting from operations	$(303,705)

The accompanying notes are an integral part of these financial statements.

Intermediate-Term Municipal Income Fund 35

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 11/30/16	Year ended 11/30/15

Operations
Net investment income	$221,381	$152,523

Net realized gain (loss) on investments	(29,319)	1,841

Net unrealized appreciation (depreciation) of investments	(495,767)	33,943

Net increase (decrease) in net assets resulting
from operations	(303,705)	188,307

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income

Class A	(636)	—

Class B	(2)	—

Class C	(18)	—

Class M	(1)	—

Class Y	(28)	—

From tax-exempt net investment income
Class A	(211,759)	(148,615)

Class B	(302)	(286)

Class C	(2,189)	(970)

Class M	(316)	(130)

Class Y	(6,176)	(2,612)

Increase from capital share transactions (Note 4)	5,516,492	2,886,880

Total increase in net assets	$4,991,360	$2,922,574

NET ASSETS

Beginning of year	14,732,578	11,810,004

End of year (including distributions in excess of net
investment income of $98 and $52, respectively)	$19,723,938	$14,732,578

The accompanying notes are an integral part of these financial statements.

36 Intermediate-Term Municipal Income Fund

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Intermediate-Term Municipal Income Fund 37

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA

											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)	on investments	operations	income	distributions	end of period	(%) [a]	(in thousands)	net assets (%) [b,c]	net assets (%) [c]	turnover (%)

Class A

November 30, 2016	$10.19	.12	(.25)	(.13)	(.12)	(.12)	$9.94	(1.28)	$18,306.85		1.19	16

November 30, 2015	10.16	.12	.03	.15	(.12)	(.12)	10.19	1.50	14,206.85		1.19	1

November 30, 2014	9.81	.12	.35	.47	(.12)	(.12)	10.16	4.78	11,626.85		1.17	20

November 30, 2013†	10.00	.07	(.19)	(.12)	(.07)	(.07)	9.81	(1.24)*	11,310	.59*d	.68*d	— *e

Class B

November 30, 2016	$10.19	.06	(.24)	(.18)	(.06)	(.06)	$9.95	(1.78)	$50	1.45	.58	16

November 30, 2015	10.16	.06	.03	.09	(.06)	(.06)	10.19	.89	40	1.45	.58	1

November 30, 2014	9.81	.06	.35	.41	(.06)	(.06)	10.16	4.16	50	1.45	.57	20

November 30, 2013†	10.00	.03	(.19)	(.16)	(.03)	(.03)	9.81	(1.63)*	38	.99 *d	.28* [d]	— *e

Class C

November 30, 2016	$10.19	.05	(.25)	(.20)	(.05)	(.05)	$9.94	(2.02)	$529	1.60	.44	16

November 30, 2015	10.16	.04	.03	.07	(.04)	(.04)	10.19	.74	385	1.60	.43	1

November 30, 2014	9.80	.04	.36	.40	(.04)	(.04)	10.16	4.11	63	1.60	.41	20

November 30, 2013†	10.00	.02	(.20)	(.18)	(.02)	(.02)	9.80	(1.82)*	10	1.08*d	.18*d	— *e

Class M

November 30, 2016	$10.19	.10	(.24)	(.14)	(.10)	(.10)	$9.95	(1.43)	$23	1.10	.93	16

November 30, 2015	10.16	.10	.03	.13	(.10)	(.10)	10.19	1.25	31	1.10	.92	1

November 30, 2014	9.80	.09	.36	.45	(.09)	(.09)	10.16	4.63	10	1.10	.91	20

November 30, 2013†	10.00	.05	(.20)	(.15)	(.05)	(.05)	9.80	(1.50)*	10	.76* [d]	.50 *d	— *e

Class Y

November 30, 2016	$10.19	.15	(.25)	(.10)	(.15)	(.15)	$9.94	(1.04)	$817.60		1.49	16

November 30, 2015	10.16	.15	.03	.18	(.15)	(.15)	10.19	1.75	71.60		1.42	1

November 30, 2014	9.81	.14	.35	.49	(.14)	(.14)	10.16	5.04	61.60		1.41	20

November 30, 2013†	10.00	.08	(.19)	(.11)	(.08)	(.08)	9.81	(1.07)*	68	.42* [d]	.90 * [d]	— *e

* Not annualized.

† For the period March 18, 2013 (commencement of operations) to November 30, 2013.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

November 30, 2016	0.62%

November 30, 2015	0.88

November 30, 2014	1.18

November 30, 2013	1.19

d Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields of the fund. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

11/30/13

Class A	0.01%

Class B	0.04

Class C	0.05

Class M	0.02

Class Y	0.01

e Amount represents less than 0.01%.

The accompanying notes are an integral part of these financial statements.

38 Intermediate-Term Municipal Income Fund	Intermediate-Term Municipal Income Fund 39

Notes to financial statements 11/30/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2015 through November 30, 2016.

Putnam Intermediate-Term Municipal Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (AMT)) and that have intermediate maturities (i.e., three to ten years). The bonds the fund invests in are mainly investment-grade in quality. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in tax-exempt investments, which for purposes of this policy include investments paying interest subject to the federal AMT for individuals. This investment policy cannot be changed without the approval of the fund’s shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined

40 Intermediate-Term Municipal Income Fund

by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

Intermediate-Term Municipal Income Fund 41

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At November 30, 2016, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover

Short-term	Long-term	Total

$35,434	$—	$35,434

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from dividends payable. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund required no such reclassifications.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$133,958

Unrealized depreciation	(363,858)

Net unrealized depreciation	(229,900)

Undistributed tax-exempt income	10,697

Capital loss carryforward	(35,434)

Cost for federal income tax purposes	$18,160,890

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,

0.540%	of the next $5 billion,	0.370%	of the next $50 billion,

0.490%	of the next $10 billion,	0.360%	of the next $100 billion and

0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.435% of the fund’s average net assets.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through March 30, 2018, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.60% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $18,923 as a result of this limit.

42 Intermediate-Term Municipal Income Fund

Putnam Management has also contractually agreed, through March 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $98,593 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$11,594	Class M	23

Class B	35	Class Y	263

Class C	323	Total	$12,238

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,191 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $15, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension

Intermediate-Term Municipal Income Fund 43

liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$44,610	Class M	170

Class B	447	Total	$50,199

Class C	4,972

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $1,413 and $57 from the sale of class A and class M shares, respectively, and received no monies and $50 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$8,254,614	$2,716,888

U.S. government securities (Long-term)	—	—

Total	$8,254,614	$2,716,888

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 11/30/16		YEAR ENDED 11/30/15

Class A	Shares	Amount	Shares	Amount

Shares sold	599,564	$6,154,211	326,932	$3,320,075

Shares issued in connection with
reinvestment of distributions	9,292	95,935	3,010	30,585

	608,856	6,250,146	329,942	3,350,660

Shares repurchased	(162,312)	(1,676,467)	(79,878)	(809,309)

Net increase	446,544	$4,573,679	250,064	$2,541,351

44 Intermediate-Term Municipal Income Fund

	YEAR ENDED 11/30/16		YEAR ENDED 11/30/15

Class B	Shares	Amount	Shares	Amount

Shares sold	3,229	$32,862	—	$—

Shares issued in connection with
reinvestment of distributions	29	296	28	286

	3,258	33,158	28	286

Shares repurchased	(2,181)	(22,716)	(985)	(10,019)

Net increase (decrease)	1,077	$10,442	(957)	$(9,733)

	YEAR ENDED 11/30/16		YEAR ENDED 11/30/15

Class C	Shares	Amount	Shares	Amount

Shares sold	31,435	$324,879	32,662	$332,166

Shares issued in connection with
reinvestment of distributions	194	2,003	93	942

	31,629	326,882	32,755	333,108

Shares repurchased	(16,220)	(169,161)	(1,208)	(12,216)

Net increase	15,409	$157,721	31,547	$320,892

	YEAR ENDED 11/30/16		YEAR ENDED 11/30/15

Class M	Shares	Amount	Shares	Amount

Shares sold	1,245	$12,901	1,970	$20,001

Shares issued in connection with
reinvestment of distributions	29	302	13	130

	1,274	13,203	1,983	20,131

Shares repurchased	(1,983)	(20,710)	—	—

Net increase (decrease)	(709)	$(7,507)	1,983	$20,131

	YEAR ENDED 11/30/16		YEAR ENDED 11/30/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	90,676	$940,165	40,147	$409,894

Shares issued in connection with
reinvestment of distributions	551	5,685	250	2,530

	91,227	945,850	40,397	412,424

Shares repurchased	(16,084)	(163,693)	(39,434)	(398,185)

Net increase	75,143	$782,157	963	$14,239

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class A	901,481	49.0%	$8,960,721

Class B	1,019	20.3	10,139

Class M	1,031	45.1	10,258

Intermediate-Term Municipal Income Fund 45

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 6: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

46 Intermediate-Term Municipal Income Fund

Federal tax information (Unaudited)

The fund has designated 99.69% of dividends paid from net investment income during the reporting period as tax exempt for Federal income tax purposes.

The Form 1099 that will be mailed to you in January 2017 will show the tax status of all distributions paid to your account in calendar year 2016.

Intermediate-Term Municipal Income Fund 47

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times.* Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

48 Intermediate-Term Municipal Income Fund

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: Prior to April 2014, served as Director of TransCanada Pipelines Ltd., an energy infrastructure company

INTERESTED TRUSTEE

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of November 30, 2016, there were 114 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Intermediate-Term Municipal Income Fund 49

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive Officer,	Vice President, Principal Financial Officer, Principal
and Compliance Liaison	Accounting Officer, and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	Susan G. Malloy (Born 1957)
General Counsel, Putnam Investments,	Vice President and Assistant Treasurer
Putnam Management, and Putnam Retail Management	Since 2007
Director of Accounting & Control Services,
James F. Clark (Born 1974)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments	Vice President and BSA Compliance Officer
and Putnam Management	Since 2002
Director of Operational Compliance, Putnam
Michael J. Higgins (Born 1976)	Investments and Putnam Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Vice President, Director of Proxy Voting and Corporate
Governance, Assistant Clerk, and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

50 Intermediate-Term Municipal Income Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	Multi-Cap Value Fund
Growth Opportunities Fund	Small Cap Value Fund
International Growth Fund
Multi-Cap Growth Fund	Income
Small Cap Growth Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	Government Money Market Fund*
Emerging Markets Equity Fund	High Yield Advantage Fund
Equity Spectrum Fund	High Yield Trust
Europe Equity Fund	Income Fund
Global Equity Fund	Money Market Fund**
International Capital Opportunities Fund	Short Duration Income Fund
International Equity Fund	U.S. Government Income Trust
Investors Fund
Low Volatility Equity Fund	Tax-free Income
Multi-Cap Core Fund	AMT-Free Municipal Fund
Research Fund	Intermediate-Term Municipal Income Fund
Strategic Volatility Equity Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
International Value Fund	and Pennsylvania.

Intermediate-Term Municipal Income Fund 51

Absolute Return	Retirement Income Lifestyle Funds — portfolios
Absolute Return 100 Fund®	with managed allocations to stocks, bonds,
Absolute Return 300 Fund®	and money market investments to generate
Absolute Return 500 Fund®	retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your money	RetirementReady® 2020 Fund
across a variety of stocks, bonds, and money
market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

** You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

52 Intermediate-Term Municipal Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Robert E. Patterson	Principal Financial Officer,
Marketing Services	George Putnam, III	Principal Accounting Officer,
Putnam Retail Management	Robert L. Reynolds	and Assistant Treasurer
One Post Office Square	W. Thomas Stephens
Boston, MA 02109		Susan G. Malloy
	Officers	Vice President and
Custodian	Robert L. Reynolds	Assistant Treasurer
State Street Bank	President
and Trust Company		Mark C. Trenchard
	Jonathan S. Horwitz	Vice President and
Legal Counsel	Executive Vice President,	BSA Compliance Officer
Ropes & Gray LLP	Principal Executive Officer, and
	Compliance Liaison	Nancy E. Florek
Independent Registered		Vice President, Director of
Public Accounting Firm	Robert T. Burns	Proxy Voting and Corporate
KPMG LLP	Vice President and	Governance, Assistant Clerk,
	Chief Legal Officer	and Associate Treasurer

This report is for the information of shareholders of Putnam Intermediate-Term Municipal Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

November 30, 2016	$39,761	$ —	$5,250	$ —
November 30, 2015	$38,108	$ —	$5,100	$ —

For the fiscal years ended November 30, 2016 and November 30, 2015, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $5,250 and $5,100 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

November 30, 2016	$ —	$ —	$ —	$ —

November 30, 2015	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 26, 2017

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Financial Officer

Date: January 26, 2017